Exhibit 34.23

Report of lndependent Public Accounting Firm

Senior Management

Rialto Capital Advisors, LLC

We have examined Management’s Assertion, included in the accompanying Management’s Assertion on Compliance with Applicable Regulation AB Servicing Criteria (“Management Assertion”), that Rialto Capital Advisors, LLC (“Rialto”), complied with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission’s (SEC) Regulation AB with respect to the commercial mortgage loan platform (“Regulation AB Platform”) as defined in the Management Assertion related to the below-named Commercial Mortgage-Asset Backed Securities Transactions, except for any instances of material non-compliance described therein, as of December 31, 2018, and for the reporting period of January 1, 2018, to December 31, 2018, or the applicable shorter period there within, excluding criteria 1122 (d)(l)(iii), (d)(3)(ii), (d)(3)(iii), (d)(3)(iv), (d)(4)(iv), (d)(4)(v), (d)(4)(ix), (d)(4)(x) (d)(4)(xi), (d)(4)(xii), (d)(4)(xiii), (d)(4)(xiv), and (d)(4)(xv), which management has determined are not applicable to the activities performed by Rialto with respect to the platform.

Pooling and Servicing Agreements	Applicable Certification Period
WFRBS 2012-C8	January 1, 2018 to December 31, 2018
WFCM 2012-LC5	January 1, 2018 to December 31, 2018
UBS-Barclays 2012-C3	January 1, 2018 to December 31, 2018
UBS-Barclays 2012-C4	January 1, 2018 to December 31, 2018
GSMS 2012-GCJ9	January 1, 2018 to December 31, 2018
JPMCC 2012-LC9	January 1, 2018 to December 31, 2018
COMM 2013-LC6	January 1, 2018 to December 31, 2018
WFRBS 2013-C12	January 1, 2018 to December 31, 2018
UBS-Barclays 2013-C6	January 1, 2018 to December 31, 2018
GSMS 2013-GCJ12	January 1, 2018 to December 31, 2018
WFRBS 2013-C14	January 1, 2018 to December 31, 2018
WFRBS 2011-C5	January 1, 2018 to December 31, 2018
WFCM 2013-LC12	January 1, 2018 to December 31, 2018
WFRBS 2011-C2	January 1, 2018 to December 31, 2018
WFRBS 2011-C3	January 1, 2018 to December 31, 2018
WFRBS 2011-C4	January 1, 2018 to December 31, 2018
UBS-Citigroup 2011-C1	January 1, 2018 to December 31, 2018
UBS 2012-C1	January 1, 2018 to December 31, 2018
WFRBS 2012-C6	January 1, 2018 to December 31, 2018
GSMS 2011-GC3	January 1, 2018 to December 31, 2018
COMM 2013-LC13	January 1, 2018 to December 31, 2018
WFRBS 2013-C16	January 1, 2018 to December 31, 2018

GSMS 2013-GCJ16	January 1, 2018 to December 31, 2018
WFRBS 2013-C17	January 1, 2018 to December 31, 2018
GSMS 2012-GC6	January 1, 2018 to December 31, 2018
MSBAM 2013-C13	January 1, 2018 to December 31, 2018
COMM 2014-CCRE14	January 1, 2018 to December 31, 2018
MSBAM 2014-C14	January 1, 2018 to December 31, 2018
WFRBS 2014-LC14	January 1, 2018 to December 31, 2018
COMM 2014-LC15	January 1, 2018 to December 31, 2018
WFRBS 2014-C20	January 1, 2018 to December 31, 2018
COMM 2014-CCRE18	January 1, 2018 to December 31, 2018
CGCMT 2014-GC23	January 1, 2018 to December 31, 2018
MSBAM 2014-Cl7	January 1, 2018 to December 31, 2018
COMM 2014-UBS5	January 1, 2018 to December 31, 2018
MSBAM 2014-C18	January 1, 2018 to December 31, 2018
COMM 2012-CCRE4	January 1, 2018 to December 31, 2018
COMM 2012-LC4	January 1, 2018 to May 31, 2018
WFRBS 2014-C24	January 1, 2018 to December 31, 2018
JPMBB 2014-C25	January 1, 2018 to December 31, 2018
LCCM 2014-909	January 1, 2018 to December 31, 2018
WFCM 2014-LC18	January 1, 2018 to December 31, 2018
COMM 2015-DC1	January 1, 2018 to December 31, 2018
GSMS 2015-GC28	January 1, 2018 to December 31, 2018
WFCM 2015-C27	January 1, 2018 to December 31, 2018
WFCM 2015-LC20	January 1, 2018 to December 31, 2018
WFCM 2015-NXS1	January 1, 2018 to December 31, 2018
CSAIL 2015-C2	January 1, 2018 to December 31, 2018
WFCM 2015-NXS2	January 1, 2018 to December 31, 2018
COMM 2015-PC1	January 1, 2018 to December 31, 2018
CSAIL 2015-C3	January 1, 2018 to December 31, 2018
WFCM 2015-SG1	January 1, 2018 to December 31, 2018
WFCM 2015-LC22	January 1, 2018 to December 31, 2018
COMM 2015-CCRE27	January 1, 2018 to December 31, 2018
WFCM 2015-NXS4	January 1, 2018 to December 31, 2018
MSCI 2015-UBS8	January 1, 2018 to December 31, 2018
CSAIL 2016-C5	January 1, 2018 to December 31, 2018
WFCM 2016-C32	January 1, 2018 to December 31, 2018
WFCM 2016-NXS5	January 1, 2018 to December 31, 2018

CGCMT 2015-GC27 (Special Servicer solely for the

Boca Hamptons Plaza Portfolio Loan prior to July 5,

2018 and named Special Servicer under the applicable Pooling and Servicing Agreement from and after July 5, 2018 through December 31, 2018)

January 1, 2018 to December 31, 2018
WFCM 2016-C33	January 1, 2018 to December 31, 2018
MSBAM 2016-C29	January 1, 2018 to December 31, 2018
CFCRE 2016-C4	January 1, 2018 to December 31, 2018
GSMS 2016-GS2 (Special Servicer solely for the Veritas Multifamily Pool 2 only)	January 1, 2018 to December 31, 2018
BACM 2016-UBS10	January 1, 2018 to December 31, 2018
SGCMS 2016-C5	January 1, 2018 to December 31, 2018

WFCM 2016-BNK1	January 1, 2018 to December 31, 2018
CD 2016-CD1	January 1, 2018 to December 31, 2018
GSMS 2016-GS3	January 1, 2018 to December 31, 2018
MSBAM 2016-C31	January 1, 2018 to December 31, 2018
CGCMT 2016-C3	January 1, 2018 to December 31, 2018
CFCRE 2016-C6	January 1, 2018 to December 31, 2018
CSAIL 2016-C7	January 1, 2018 to December 31, 2018
MSCI 2016-UBS12	January 1, 2018 to December 31, 2018
BBCMS 2017-C1	January 1, 2018 to December 31, 2018
GSMS 2017-GS5	January 1, 2018 to December 31, 2018
CGCMT 2017-P7	January 1, 2018 to December 31, 2018
BANK 2017-BNK4	January 1, 2018 to December 31, 2018
CD 2017-CD4	January 1, 2018 to December 31, 2018
CFCRE 2017-C8	January 1, 2018 to December 31, 2018
JPMCC 2017-JP6	January 1, 2018 to December 31, 2018
CD 2017-CD5	January 1, 2018 to December 31, 2018
GSMS 2017-GS7	January 1, 2018 to December 31, 2018
BANK 2017-BNK7	January 1, 2018 to December 31, 2018
CSAIL 2017-CX9	January 1, 2018 to December 31, 2018
UBS 2017-C4	January 1, 2018 to December 31, 2018
UBS 2017-C6	January 1, 2018 to December 31, 2018
BANK 2017-BNK9	January 1, 2018 to December 31, 2018
GSMS 2018-GS9	March 29, 2018 to December 31, 2018
UBS 2018-C9	March 29, 2018 to December 31, 2018
MSCI 2012-C5	April 13, 2018 to December 31, 2018
WFCM 2018-C44	May 17, 2018 to December 31, 2018
UBS 2018-C10	May 31, 2018 to December 31, 2018
WFCM 2015-C30	July 5, 2018 to December 31, 2018
JPMBB 2014-C23	July 5, 2018 to December 31, 2018
MSBAM 2014-C19	July 5, 2018 to December 31, 2018
COMM 2015-LC21	July 5, 2018 to December 31, 2018
MSBAM 2015-C20	July 5, 2018 to December 31, 2018
JPMBB 2015-C31	July 5, 2018 to December 31, 2018
GSMS 2018-GS10	July 30, 2018 to December 31, 2018
CD 2018-CD7	August 24, 2018 to December 31, 2018
GSMS 2018-3PCK	September 27, 2018 to December 31, 2018
BANK 2018-BNK14	September 27, 2018 to December 31, 2018
DBGS 2018-C1	October 30, 2018 to December 31, 2018
CSAIL 2018-C14	November 29, 2018 to December 31, 2018
UBS 2018-C14	December 12, 2018 to December 31, 2018

Management is responsible for Rialto’s compliance with the servicing criteria. Our responsibility is to express an opinion on Management’s Assertion about Rialto’s compliance with the relevant servicing criteria based on our examination.

Our examination was conducted in accordance with attestation standards of the American Institute of Certified Public Accountants, and accordingly, included examining on a test basis, evidence about Rialto’s compliance with the servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included a selection of samples of transactions and compliance activities related to the platform during the examination period and determining whether Rialto processed those transactions and performed those activities in compliance with the relevant servicing criteria. Our testing of selected transactions and compliance activities was limited to calculations, reports, and activities performed by Rialto during the period covered by this report. Our procedures did not include determining whether errors may have occurred prior to our tests that may have affected the balances or amounts calculated or reported by Rialto during the period covered by this report for the selected transactions or any other transaction. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on Rialto’s compliance with the servicing criteria.

In our opinion, Management’s Assertion that Rialto complied with the relevant servicing criteria related to the aforementioned Commercial Mortgage-Asset Backed Securities Transactions, backed by the mortgage collateral pledged under such Commercial Mortgage-Asset Backed Securities Transactions, as of December 31, 2018, and the aforementioned reporting period then ended, is fairly stated, in all material respects.

Tallahassee, Florida.

March 1, 2019.

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